MARATHON

uniloc

Investor Presentation

August, 2015

Legal Notices

Forward Looking Statements. A number of the matters discussed in this presentation that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies resulting from the merger of Marathon and Uniloc, growth plans and whether and when the transactions contemplated by the business combination agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the failure to meet revenue and cash flow targets; approval of the business combination by the shareholders of Marathon and Uniloc and satisfaction of various other conditions to the closing of the transactions; the growth and success of the IP commercialization business, future acquisitions and debt retirement and the risks that are described from time to time in Marathon's reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014 and quarterly report on Form 10-Q for the quarter ended June 30, 2015 as such reports may have been amended. This press release speaks only as of its date, and Uniloc and Marathon each disclaims any duty to update the information herein.

No Offer or Solicitation. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. YOU ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT-PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION. The final proxy statement-prospectus will be mailed to shareholders of Marathon and shareholders of Uniloc. Investors and security holders will be able to obtain the proxy statement-prospectus and other documents free of charge at the SEC's web site, www.sec.gov, or download them from www.marathonpg.com/investors.

Participants In The Solicitation. Marathon, Uniloc and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the business combination. Information concerning Marathon's participants is set forth in the proxy statement dated, July 2, 2015, for Marathon's 2015 annual meeting of stockholders as filed with the SEC on Schedule 14A. Messrs. Etchegoyen and Turner beneficially own 22% and 3%, respectively, of the fully diluted shares of Uniloc Luxembourg S.A. Their address is c/o Uniloc USA, Inc., 7160 Dallas Parkway, Plano, Texas 75024. Additional information in respect of the merger will be included in the registration statement and proxy statement-prospectus to be filed with the SEC.

Transaction Overview

- Combines two quantitative IP monetization companies to form what we believe will be one of the largest and most experienced PIPCOs
  - Sophisticated use of advanced analytics technology enhances ability to manage greater volumes at lower cost than many of our competitors
  - $93.6 million pro forma combined licensing revenue generated over last 30 months of operations (unaudited)
  - $37.5 million pro forma combined licensing revenue generated over trailing twelve months of operations (unaudited)
  - 119 active defendants and 101 trials projected through 2017
- Complementary and synergistic businesses
  - Multiple foundational patent portfolios targeting diverse end markets
  - Marathon's IP acquisition expertise complemented by Uniloc's IP development expertise
  - Scale and diversification potentially reduces dependence on large, binary licensing or litigation outcomes
  - Gross margin improvement expected in future cases due to economies of scale and Uniloc's relationship with law firms that work on a contingency fee basis

Investment Highlights

Industry-Leading Team with Proven Track Record	• Extensive licensing and litigation experience and a monetization track record that we believe will be among the best in the IP industry • Active trial schedule with **7** trials scheduled for remainder of 2015; **41** for 2016; and **53** for 2017
Advanced Quantitative Analytics Technology	• Leaders in designing, developing and employing advanced quantitative analytics technologies to manage and monetize IP • Highly-differentiated software and 21 terabyte proprietary database combines sophisticated search, artificial intelligence, and quantitative analytics capabilities
Highly Scalable Business Model with Significant Operating Leverage	• Quantitative analytics software lowers costs and drives earnings leverage by automating business processes, prioritizing initiatives and strengthening claims • Outsourced litigation services and strategic partners further reduce overhead and align expenses with revenue
Large, Diversified and Active Patent Portfolio	• 101 trials scheduled throughout 2017; 119 current defendants and up to 150 additional potential licensees • 662 current patents spanning multiple industries, potential infringers and technological maturity
Favorable Tax Status	• Preferential taxation of income from IP as New Company will be domiciled in Luxembourg, which currently provides an effective 10% tax rate on IP revenues

Management Team on a Combined Basis

Doug Croxall
Chief Executive Officer
Currently Chairman and CEO of Marathon Patent Group, Former CEO & owner of LVL Patent Group, a patent enforcement entity and prior Chairman & CEO of Firepond (NASDAQ: FIRE), a configuration software company with a patent portfolio enforced by IPNav for approximately $100 million in gross revenues.

Craig Etchegoyen
Chief Intellectual Property Officer
Currently CEO of Uniloc who has completed over 150 IP related transactions and is the inventor of over 180 patents and applications. Successful technology entrepreneur, having founded three technology start-ups prior to Uniloc.

Drake Turner
Chief Financial Officer
Currently CFO of Uniloc with fifteen years experience in advising growing enterprises with their strategy, planning and execution, primarily in the role of CFO. Served large domestic and international concerns during his twelve years in the practice of public accounting, in Los Angeles with Deloitte and Orange County with E&Y.

Frank Knuettel II
Chief Operating Officer
Currently CFO of Marathon Patent Group. Previously the Managing Director and CFO of Greyhound IP, a patent enforcement entity. CFO of IP Commerce, InfoSearch Media (ISHM) and Internet Machines.

Richard Chernicoff
General Counsel & General Manager, Commercialization
Previously the President of Tessera Intellectual Property Corporation, President of Unity Semiconductor Corporation, and a Senior Vice President Business Development for SanDisk Corporation.

Sean Burdick
Consultant
Currently President and General Counsel of Uniloc USA with 13 years experience as a Patent Attorney. Experienced in all phases of patent prosecution across a wide range of technologies including software, electronics, defense systems, medical devices and alternative energy. Registered electrical engineer that worked for more than 10 years in the nuclear power industry before pursuing his career in law.

Proven Track Record – Combined Basis

Historic and Projected Case Filings



MARA Filings
Uniloc Filings
Projected Filings
Cumulative Filings
322
247
172
116
50
15
12
23
31
35
5
1
50
75
75
2012
2013
2014
2015
2016
2017
0
10
20
30
40
50
60
70
80
0
50
100
150
200
250
300
350

- $93.6 million pro forma combined licensing revenue generated over last 30 months of operations (unaudited)
- $37.5 million pro forma combined licensing revenue generated over trailing twelve months of operations (unaudited)

Comparable PIPCO Cases and Enterprise Values



Ent Value
Active Cases
$143
119
$324
169
$216
3
$178
26
$207
3
$0
$50
$100
$150
$200
$250
$300
$350
Marathon Uniloc Pro-Forma
Acacia
Pendrell
Wi-Lan
VirnetX

- Currently litigating against 119 defendants
- 101 upcoming trials: 7 trials in 2015; 41 in 2016; and 53 in 2017

Proprietary Technology - Centurion

- Uniloc's quantitative analytics software automates business processes related to analyzing claims potential and identifying prior art to enhance the defensibility of patent filings and support positions for maintaining patent validation
  - Database contains over 21 terabytes of indexed data
  - Size of our database and breadth of patent and non-patent technical data, provides a significant barrier to entry
- The Centurion database and search technology consists of four modules used for patent prosecution, patent litigation and IP acquisition campaigns:

Centurion – Enterprise Level IP Management Solution

ProSearch	Portfolio DSS	Patent Factor Index (PFI) Analytics	Patent CIA
Latent Semantic Analysis (LSA) Search Technology	Patent Portfolio Management Tool	Advanced Patent Analytics and Reporting	Artificial Intelligence Competitive Patent Alerting

Proprietary Technology - continued

- The Centurion quantitative analytics software provides highly efficient and intelligent claims analysis which enables the Company to cost-effectively identify potential and existing patents with high intrinsic value
- Centurion analyzes patents based on a variety of traits including commercial value, legal strength and technology value which receive scores based on 26 criteria below:

Relevant Patent Peer Group

Generates Top 100 "Tech Sphere" using Patent Claims


Target Patent
Claims Text as LSA Query
Most Related
Less Related
Less Related
Less Related

Evaluation Criteria

Core Areas of Commercial, Technological and Legal Strength

- Relevancy Strength
- Novelty
- Innovative Scope
- Prior Art Validity
- Concurrent Art Validity
- Sustain in Opposition
- Litigation Avoidance
- Forward Citation Count
- Backward Citation Count
- Un-cited Patent Count
- Forward Citation Value
- Backward Citation Value
- Enforcement Potential
- Partnering Potential
- Market Crowdedness
- Divestiture Licensing Premium
- Competitive Position
- In-license Opportunity
- Domestic Classes Count
- Potential Licensees Count
- Unassigned Patents Count
- Patents Owned Count
- Technology Advancement
- Technical Sophistication
- Technology Cogency
- Combinatorial Accession

Scalable Business Model

Quantitative Analytics Software

- Automates prior art identification and claims analysis
- Strengthens defensibility by identifying invalidation risks

Outsourced Litigation Services

- Flexible cost structure with expenditures tied to revenue

Low Overhead

- Operating expenses are significantly below our public competitors

Organic Patent Prosecution Capabilities

- Patents typically granted in two years - 50% below the industry average
- Organic patents cost an average of $25k - roughly 5% of industry average

High ROI Acquisition Capabilities

- Combined company has acquired 477 high-value patents
- Scale and combined capabilities expected to lower cost of ownership

Efficient Tax Structure

- Luxembourg domicile provides an effective 10% tax rate on IP revenues

Earnings Leverage

Diversified Patent Portfolio-Combined Basis

- Balanced portfolio of licensing and litigation opportunities focused on both large and middle-market infringers
- Acquired and internally developed portfolio currently consisting of 662 patents across 26 patent families covering:

  - Automotive Technology
  - CAD Rendering Systems
  - Collaborative Systems
  - Concurrent Licensing
  - Content DRM
  - Data Management
  - Data Transaction Processing
  - Distributed Systems
  - ERP
  - Medical Records
  - Medical Technology
  - Mobile Handset Technology
  - Mobile Software Activation
  - Natural Language Processing
  - Network Security
  - Packet Switching Networks
  - PBX Networks
  - Software & Media Activation
  - Unified Communications
  - Wireless Communications

Combined Patent Portfolio Overview

Marathon

- 381 patents across 13 patent families targeting diverse technology end markets
  - Automotive Tech
  - Collaborative Systems
  - Data Management
  - Transaction Processing
  - Distributed Systems
  - ERP
  - Medical Tech
  - Mobile Handsets
  - Natural Language Processing
  - Network Security
  - Packet Switching
  - PBX Networks
  - Wireless Communications
- 45 current defendants

Enforcement Stage at Time of Acquisition



38%
62%
Pre-Enforcement Commencement
Post-Enforcement Commencement

Uniloc

- 281 patents across 7 patent families targeting diverse software and information security end markets
  - CAD Rendering Systems
  - Concurrent Licensing
  - Content DRM
  - Medical Records
  - Mobile Software Activation
  - Software & Media Activation
  - Unified Communications
- 74 current defendants

Uniloc Issued & Pending Patents

	Litigation Portfolio	Licensing Portfolio	Total
Internally Developed	8	177	185
Acquired	64	32	96
Total	**72**	**209**	**281**

Marathon Patent Portfolio Detail

Portfolio	Technology	Geography	In Litigation
Vantage Point	Mobile Handset Tech	US/International	Yes
Signal IP	Auto Related Tech	US/International	Yes
Sarif Biomedical	MedTech	US/International	Yes
IP Liquidity Ventures	Medtech/Auto Related Tech	US	Yes
E2E	ERP	US	Yes
Selene Communication Technology	Search and Network Intrusion	US	Yes
CRFD Research	Wireless Communications	US	Yes
TLI Communications	Wireless Communications	US/International	Yes
Sampo IP	Collaborative	US	Yes
Medtech GmbH	Medtech	US/International	Yes
CyberFone Systems	Data Transaction Processing	US/International	Yes
Relay IP	Multicasting	US	No
Bismark IP	PBX Networks	US/International	No
Loopback Technologies	Auto Related Tech	US/International	No
Hybrid Sequence	Packet Switching Networks	US	No
Dynamic Advances	Natural Language Processing	US	Yes
Clouding Corp	Data Management/Network Management	US/International	Yes
TLIF	Medtech	US	Yes
Orthophoenix	Medtech	US/International	Yes

Uniloc Patent Portfolio Detail

Entity Name	Technology Area	Generated Revenue	Total Active Cases	Illustrative Defendants
Uniloc	Software & Media Activation	Yes	40	Activision Blizzard, Electronic Arts, McAfee, Sage, Symantec, Sony Corp of America, Digital River
Uniloc	Medical Records	Yes	10	GE Healthcare, Cerner, Epic Systems, Allscripts
Uniloc	Content Digital Rights Management "DRM"	No	3	Getty Images, iStockPhoto, Fotolia, PhotosStock Plus
Uniloc	Mobile Software Activation	Yes	8	Google, Microsoft, Apple, Amazon
Uniloc	Concurrent Licensing	Yes	11	Altair Engineering, Microsoft (Exchange Server, Great Plains/Dynamics), Borland, Sage
Uniloc	Unified Communications	Yes	1	Genband USA
Uniloc	CAD Rendering Systems	No	0	TBD - licensing discussions on-going

Post-transaction Structure


Former Marathon stockholders
Former Uniloc shareholders
Marathon Group SA (Luxembourg)
Marathon Patent Group, Inc. (“MPG”) (Nevada)
Uniloc USA, Inc.
Uniloc Sarl (Luxembourg)
Subsidiaries
Patents
Patents

Investor Contact

MARATHON
Investor Relations
Jason Assad
678-570-6791
Jason@marathonpg.com